UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2009

CIGNUS VENTURES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51714	74-3152432
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 410 – 103 East Holly Street
National Bank Building
Bellingham, WA		98225
(Address of principal executive		(Zip Code)
offices)

Registrant's telephone number, including area code (360) 306-1133

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Foreign Private Placement

On September 30, 2009, the Board of Directors of Cignus Ventures Inc. (the “Company”) completed a private placement offering of 2,500,000 units (each a “Unit”) at a price of $0.02 per Unit pursuant to the provisions of Regulation S of the United States Securities Act of 1933 (the “Securities Act”). Each Unit is comprised of one share of the Company’s common stock and one share purchase warrant, with each warrant entitling the holder to purchase an additional share of common stock at a price of $0.02 per share until September 29, 2011. The Company did not engage in the offering in the United States. Each of the subscribers represented that they were not a US person as defined in Regulation S of the Securities Act and that they were not acquiring the units for the account or benefit of a US person.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNUS VENTURES INC.

Date: October 5, 2009
	By:	/s/ David K. Ryan

DAVID K. RYAN
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer